Consolidated Balance Sheets (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Amortized cost	$ 0	$ 38,727
Accruals and other payables	$ 16,823	$ 7,532
Ordinary shares par value	$ 0.0001	$ 0.0001
Ordinary shares authorized	800,000,000	800,000,000
Ordinary shares issued	265,377,891	187,452,495
Ordinary shares outstanding	265,377,891	187,452,495
Related Parties
Accruals and other payables	$ 1,131	$ 0